UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): November 6, 2007
MARTIN MIDSTREAM PARTNERS L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE	000-50056	05-0527861
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

4200 STONE ROAD
KILGORE, TEXAS	75662
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (903) 983-6200
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On November 6, 2007, Martin Midstream Partners L.P. (the “Partnership”) issued a press release reporting its financial results for the third quarter ended September 30, 2007.
     A copy of the press release is furnished as Exhibit 99.1 to this Current Report and will be published on the Partnership’s website at www.martinmidstream.com. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
     As previously reported, on November 7, 2007, at 8:30 a.m. Central Time, the Partnership will hold an investors’ conference call to discuss the Partnership’s financial results for the third quarter ended September 30, 2007. The supplemental financial data, including certain non-generally accepted accounting principle financial measures, that will be discussed during the investors’ conference call is included in the above referenced press release.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
      On November 1, 2007 Martin Midstream GP LLC, the Partnership’s general partner, appointed Mr. Randall L. Tauscher, age 42, as Executive Vice President with responsibilities for the Partnership’s sulfur segment. Prior to joining the Partnership’s general partner, Mr. Tauscher was employed by Koch Industries for over 18 years, most recently holding the office of Senior Vice President of the Koch Carbon Division. Mr. Tauscher’s responsibilities at Koch Industries included overseeing the supply and trading of petroleum coke, sulfur, and ocean freight. Mr. Tauscher holds a Bachelor of Business Administration degree from Kansas State University.
     There are no family relationships between Mr. Tauscher and any director or executive officer of the Partnership which would require disclosure under Item 401(d) of Regulation S-K and no transactions between Mr. Tauscher or any of his immediate family members and the Partnership which would require disclosure under Item 404(a) of Regulation S-K.
     There is no arrangement or understanding between Mr. Tauscher and any other persons pursuant to which he was appointed Executive Vice President.
     Mr. Tauscher has not entered into an employment agreement with Martin Midstream GP LLC. The compensation costs associated with the services provided by Mr. Tauscher will be allocated to the Partnership in accordance with the Partnership’s omnibus agreement with Martin Resource Management Corporation. For a discussion of the omnibus agreement and the allocation of compensation expenses, please see “Item 13. Certain Relationships and Related Transactions — Agreements” and “Item 11. Executive Compensation” in the Partnership’s annual report on Form 10-K for the year ended December 31, 2006 filed with the Securities and Exchange Commission on March 5, 2007.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
     In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Exchange Act.

Exhibit
Number	Description
99.1	Press release dated November 6, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P.

	By:	Martin Midstream GP LLC,
Its General Partner

Date: November 6, 2007	By:	/s/ Robert D. Bondurant

Robert D. Bondurant,
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press release dated November 6, 2007.

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